Principal alliances	12 Months Ended
Dec. 31, 2020
Related Party [Abstract]
Principal alliances	Principal alliances
C.1. Alliance arrangements with Regeneron Pharmaceuticals, Inc. (Regeneron)
Collaboration agreements on human therapeutic antibodies
In November 2007, Sanofi and Regeneron signed two agreements (amended in November 2009) relating to human therapeutic antibodies: (i) the Discovery and Preclinical Development Agreement, and (ii) the License and Collaboration Agreement, relating to clinical development and commercialization. Under the License and Collaboration Agreement, Sanofi had an option to develop and commercialize antibodies discovered by Regeneron under the Discovery and Preclinical Development Agreement.
Discovery and development
Under the 2009 amended agreements, Sanofi funded the discovery and pre-clinical development of fully human therapeutic antibodies up to a maximum of $160 million per year through 2017. Because Sanofi decided not to exercise its option to extend the Discovery and Preclinical Development Agreement, that agreement expired on December 31, 2017.
Upon Sanofi’s exercise of an option on an antibody under the Discovery and Preclinical Development Agreement, the antibody became a Licensed Product under the License and Collaboration Agreement, pursuant to which Sanofi and Regeneron co-develop the antibody with Sanofi initially being wholly responsible for funding the development program. On receipt of the first positive Phase III trial results for any antibody being developed under the License and Collaboration Agreement, the subsequent Phase III costs for that antibody are split 80% Sanofi, 20% Regeneron. Amounts received from Regeneron under those arrangements are recognized by Sanofi as a reduction in the line item Research and development expenses. Co-development with Regeneron of the antibodies Dupixent®, Kevzara® and REGN3500 (SAR440340 - itepekimab) is ongoing under the License and Collaboration Agreement at this time.
Once a product begins to be commercialized, and provided that the share of quarterly results under the agreement represents a profit, Sanofi is entitled to an additional portion of Regeneron’s profit-share (capped at 10% of Regeneron’s share of quarterly profits) until Regeneron has paid 50% of the cumulative development costs incurred by the parties in the collaboration (see footnote g(ii) to the table provided in Note D.21.1., "Off balance sheet commitments relating to operating activities").
On the later of (i) 24 months before the scheduled launch date or (ii) the first positive Phase III trial results, Sanofi and Regeneron share the commercial expenses of the antibodies co-developed under the License and Collaboration Agreement.
Commercialization
Sanofi is the lead party with respect to the commercialization of all co-developed antibodies, and Regeneron has certain option rights to co-promote the antibodies. Sanofi recognizes all sales of the antibodies. Profits and losses arising from commercial operations in the United States are split 50/50. Outside the United States, Sanofi is entitled to between 55% and 65% of profits depending on sales of the antibodies, and bears 55% of any losses. The share of profits and losses due to or from Regeneron under the agreement is recognized within the line items Other operating income or Other operating expenses, which are components of Operating income. In addition, Regeneron is entitled to receive payments of up to $250 million contingent on the attainment of specified levels of aggregate sales on all antibodies outside the United States, on a rolling twelve-month basis.
As of September 30, 2020, sales of antibodies outside the United States exceeded $1.0 billion on a rolling twelve-month basis, triggering a payment by Sanofi to Regeneron of $50.0 million for the first sales milestone.
Amendments to the collaboration agreements
In January 2018, Sanofi and Regeneron signed a set of amendments to their collaboration agreements, including an amendment that allowed for the funding of additional programs on Dupixent® and REGN3500 (SAR440340) with an intended focus on extending the current range of indications, finding new indications, and improving co-morbidity between multiple pathologies.
Effective April 1, 2020, Sanofi and Regeneron signed a Cross License and Commercialization Agreement for Praluent®, whereby Sanofi obtained sole ex-US rights to Praluent®, and Regeneron obtained sole US rights to Praluent® along with a right to 5% royalties on Sanofi’s sales of Praluent® outside the United States. Each party is solely responsible for the development, manufacturing and commercialization of Praluent® in their respective territories. Although each company has responsibility for supplying Praluent® in its respective territory, the companies have entered into agreements to support manufacturing needs for each other.
Sanofi and Regeneron continue to investigate restructuring their collaboration for Kevzara®.
The Zaltrap® Manufacturing and Supply Agreement terminates on December 31, 2021. Regeneron and Sanofi are discussing a potential extension of such agreement.
The terms of the collaboration relating to Dupixent® (dupilumab) and to SAR440340 (REGN3500) are unchanged.
Immuno-oncology (IO) collaboration agreements
On July 1, 2015, Sanofi and Regeneron signed two agreements - the IO Discovery and Development Agreement and the IO License and Collaboration Agreement (IO LCA) - relating to new antibody cancer treatments in the field of immuno-oncology. As part of the agreements, Sanofi made an upfront payment of $640 million to Regeneron.
The two companies agreed to invest approximately $1 billion from discovery through proof of concept (POC) development (usually a Phase IIa study) of monotherapy and novel combinations of immuno-oncology antibody candidates to be funded 25% by Regeneron ($250 million) and 75% by Sanofi ($750 million). The two companies also agreed to reallocate $75 million (spread over three years) to immuno-oncology antibody research and development from Sanofi’s $160 million annual contribution under their existing antibody Discovery and Preclinical Development Agreement.
An Amended IO Discovery Agreement, effective from December 31, 2018, was signed on January 2, 2019. It narrows the scope of the existing discovery and development activities conducted by Regeneron ("IO Development Activities") under the original 2015 IO Discovery and Development Agreement to developing therapeutic bispecific antibodies targeting (i) BCMA and CD3 (the "BCMAxCD3 Program") and (ii) MUC16 and CD3 (the "MUC16xCD3 Program") through clinical proof-of-concept. Under the terms of the Amended IO Discovery Agreement, Sanofi paid Regeneron $462 million as consideration for (i) the termination of the 2015 IO Discovery Agreement, (ii) the prepayment for certain IO Development Activities regarding the BCMAxCD3 Program and the MUC16xCD3 Program, and (iii) the reimbursement of costs incurred by Regeneron under the 2015 IO Discovery Agreement during the fourth quarter of 2018. This gives Sanofi increased flexibility to advance its early-stage immuno-oncology pipeline independently, while Regeneron retains all rights to its other immuno-oncology discovery and development programs.
The ongoing development and commercialization collaboration on Libtayo® (cemiplimab) is unaffected by the amendments to the IO Discovery and Development Agreement.
Upon establishment of POC, or when the allocated funding has been expended, whichever is earlier, Sanofi can exercise its opt-in rights to further develop and commercialize under the IO LCA the two candidates derived from the amended IO Discovery Agreement. Sanofi has decided to opt-out with respect to the MUC16xCD3 program. If Sanofi exercises its opt-in rights with respect to the BCMAxCD3 program, Sanofi will lead the development and global commercialization of the BCMAxCD3 candidate antibody and fund the development costs in full; Regeneron will refund 50% of those costs provided that the share of quarterly results under the IO LCA represents a profit, subject to a cap set at 10% of Regeneron’s profit-share.
Libtayo® (cemiplimab)
Under the 2015 IO LCA as amended in January 2018, Sanofi and Regeneron committed funding of no more than $1,640 million, split on a 50/50 basis ($820 million per company), for the development of REGN2810 (cemiplimab, trademark Libtayo®), a PD-1 inhibitor antibody. Regeneron is responsible for the commercialization of Libtayo® in the United States, and Sanofi in all other territories. Sanofi has exercised its option to co-commercialize Libtayo® in the United States.
The IO LCA also provided for a one-time milestone payment of $375 million by Sanofi to Regeneron in the event that sales of a PD-1 product and any other collaboration antibody sold for use in combination with a PD-1 product were to exceed, in the aggregate, $2 billion in any consecutive 12-month period.
Under the IO LCA Sanofi and Regeneron share equally in profits and losses in connection with the commercialization of collaboration products, except that Sanofi is entitled to an additional share of profits capped at 10% of the share of Regeneron’s quarterly profits in order to reimburse Sanofi for up to 50% of the clinical development costs funded by Sanofi under the IO Discovery Agreement, as amended.
In September 2018, the US Food and Drug Administration (FDA) approved Libtayo® (cemiplimab) for the treatment of patients with metastatic cutaneous squamous cell carcinoma (CSCC) or locally advanced CSCC who are not candidates for curative surgery or curative radiation. Libtayo® is a fully human monoclonal antibody targeting the immune checkpoint receptor PD-1 (programmed cell death protein-1) and is the first and only treatment specifically approved and available for advanced CSCC in the US. In July 2019, the European Medicines Agency (EMA) granted marketing authorization for Libtayo® for patients with metastatic or locally advanced CSCC who are not candidates for surgery.
In addition to advanced CSCC, clinical trials are ongoing to investigate cemiplimab in non-small cell lung cancer, basal cell carcinoma, cervical cancer, head and neck squamous cell carcinoma, melanoma, colorectal cancer, prostate cancer, multiple myeloma, Hodgkin’s disease and non-Hodgkin lymphoma. Those potential indications are still investigational, and the safety and efficacy of Libtayo® have not been evaluated by any regulatory authority for any of them.
Investor agreement
In January 2014, Sanofi and Regeneron amended the investor agreement that had existed between the two companies since 2007. Under the terms of the amendment, Sanofi accepted various restrictions. Sanofi is bound by certain “standstill” provisions, which contractually prohibit Sanofi from seeking to directly or indirectly exert control of Regeneron or acquiring more than 30% of Regeneron’s capital stock (consisting of the outstanding shares of common stock and the shares of Class A stock). This prohibition remains in place until the earlier of (i) the later of the fifth anniversaries of the expiration or earlier termination of the Zaltrap® collaboration agreement with Regeneron (related to the development and commercialization of Zaltrap®) or the collaboration agreement with Regeneron on monoclonal antibodies (see “Collaboration agreements on human therapeutic antibodies” above), each as amended and (ii) other specified events.
Sanofi also agreed to vote as recommended by Regeneron’s Board of Directors, except that it could elect to vote proportionally with the votes cast by all of Regeneron’s other shareholders with respect to certain change-of-control transactions, and to vote in its sole discretion with respect to liquidation or dissolution, stock issuances equal to or exceeding 20% of the outstanding shares or voting rights of Regeneron’s Class A Stock and Common Stock (taken together), and new equity compensation plans or amendments if not materially consistent with Regeneron’s historical equity compensation practices. As soon as it had passed the threshold of 20% ownership of the capital stock, Sanofi exercised its right to designate an independent director, who was appointed to the Board of Directors of Regeneron. Sanofi began to account for its interest in Regeneron using the equity method in April 2014. On the conditions set out in the Amended Investor Agreement of January 2014, Sanofi’s right to designate a Regeneron board member was contingent on Sanofi maintaining its percentage share of Regeneron’s outstanding capital stock (measured on a quarterly basis) at a level no lower than the highest percentage level previously achieved, with the maximum requirement capped at 25%. In addition, Sanofi’s interest in Regeneron was subject to a lock-up clause. Those restrictions were amended by the letter agreement of January 2018 (see below).
At Sanofi’s request, pursuant to the Amended Investor Agreement, Regeneron appointed a new independent director, N. Anthony “Tony” Coles, M.D. to its Board of Directors in January 2017 as a Sanofi designee. The Amended Investor Agreement also gave Sanofi the right to receive certain reasonable information as might be agreed upon by the parties and which was a factor in Sanofi’s ability to account for its investment in Regeneron using the equity method of accounting under IFRS.
In January 2018, Sanofi and Regeneron announced (i) amendments to their collaboration agreements on human therapeutic antibodies; (ii) amendments to the IO LCA on the development of cemiplimab (REGN2810); and (iii) a limited waiver and amendment of the Amended Investor Agreement (the Amended and Restated Investor Agreement) pursuant to a letter agreement (the “2018 Letter Agreement”).
Pursuant to the 2018 Letter Agreement, Regeneron agreed to grant a limited waiver of the lock-up clause and the obligation to maintain the “Highest Percentage Threshold” in the Amended and Restated Investor Agreement between the companies, so that Sanofi could elect to sell a small percentage of the Regeneron common stock it owns to fund a portion of the cemiplimab and dupilumab development expansion. This waiver allowed Sanofi to sell up to an aggregate of 1.4 million shares of Regeneron common stock to Regeneron in private transactions through the end of 2020. If Regeneron decided not to purchase the shares, Sanofi would be allowed to sell those shares on the open market, subject to certain volume and timing limitations. Upon expiration of the limited waiver under the 2018 Letter Agreement, the Amended and Restated Investor Agreement would be amended to define “Highest Percentage Threshold” as the lower of (i) 25% of Regeneron outstanding shares of Class A Stock and Common Stock (taken together) and (ii) the higher of (a) Sanofi’s percentage ownership of Class A Stock and Common Stock (taken together) on such termination date and (b) the highest percentage ownership of Regeneron outstanding shares of Class A Stock and Common Stock (taken together) Sanofi attains following such termination date.
As of December 31, 2019, Sanofi had sold Regeneron 530,172 shares of Regeneron stock out of the 1.4 million shares covered by the 2018 Letter Agreement.
In December 2019, Sanofi announced that on expiration of the lock-up term and as defined in the Amended and Restated Investor Agreement as amended by the 2018 Letter Agreement (i.e. in principle after December 20, 2020), Sanofi could dispose of its entire interest in Regeneron or of some of the shares of common stock held, on any single occasion or from time to time, via public offering or market transactions or a private sale, using derivatives or other means, at prices and on other terms acceptable to Sanofi depending on Sanofi’s capital allocation priorities and alternative investment opportunities, market conditions, the price of Regeneron common stock, and any other factors judged relevant by Sanofi with respect to its investment in Regeneron. Those provisions were to be implemented in accordance with the Amended and Restated Investor Agreement as amended by the 2018 Letter Agreement, including the restrictions contained in Section 5 of the Amended and Restated Investor Agreement.
On May 29, 2020, Sanofi announced the closing of its sale of 13 million shares of Regeneron common stock in a registered offering and a private sale to Regeneron. As a result, Sanofi sold its entire equity investment in Regeneron, except for 400,000 Regeneron shares retained by Sanofi to partially fund investments allocated to the development programs for cemiplimab and dupilumab pursuant to the 2018 Letter Agreement (see Note D.1.).
On May 29, 2020, an amendment to the Investor Agreement became effective, which stipulates inter alia that (i) the “standstill” provisions in the Investor Agreement, which contractually prohibit Sanofi from seeking to directly or indirectly exert control of Regeneron, will continue to apply; (ii) Sanofi will no longer have the right to designate an independent board member on the Regeneron Board of Directors (but with no effect on the term of office of the current Sanofi designee); (iii) the voting commitments contained in the Investor Agreement will continue to apply to shares held by Sanofi.
The registered offering and share repurchase will not affect the ongoing collaboration between Sanofi and Regeneron: the two companies have had a successful and long-standing clinical and commercial collaboration dating back to 2003 that has resulted in five approved treatments to date, with additional candidates currently in clinical development.
As of December 31, 2020, Sanofi had sold an additional 120,234 shares of Regeneron stock out of the 400,000 shares retained as of May 29, 2020, per above, and consequently still holds 279,766 shares of Regeneron stock.
C.2. Alliance arrangements with Bristol-Myers Squibb (BMS)
Two of Sanofi’s leading products were jointly developed with BMS: the anti-hypertensive agent irbesartan (Aprovel®/Avapro®/Karvea®) and the anti-atherothrombosis treatment clopidogrel bisulfate (Plavix®/Iscover®).
On September 27, 2012, Sanofi and BMS signed an agreement relating to their alliance following the loss of exclusivity of Plavix® and Avapro®/Avalide® in many major markets.
Under the terms of this agreement, effective January 1, 2013, BMS returned to Sanofi its rights to Plavix® and Avapro®/Avalide® in all markets worldwide with the exception of Plavix® in the United States and Puerto Rico (“Territory B”), giving Sanofi sole control and freedom to operate commercially in respect of those products. In exchange, BMS received royalty payments on Sanofi’s sales of branded and unbranded Plavix® and Avapro®/Avalide® worldwide (except for Plavix® in Territory B) until 2018, and also received a payment of $200 million from Sanofi in December 2018, part of which is for buying out the non-controlling interests (see Note D.18.). Rights to Plavix® in Territory B remained unchanged and continued to be governed by the terms of the original agreement until February 28, 2020.
In all of the territories managed by Sanofi (including the United States and Puerto Rico for Avapro®/Avalide®) as defined in the new agreement, Sanofi recognized in its consolidated financial statements the revenue and expenses generated by its own operations. Since
January 2019 onwards, there has no longer been any share of profits reverting to BMS (previously presented within Net income attributable to non-controlling interests in the income statement).
In Territory B for Plavix®, which was managed by BMS, the Plavix® business was conducted through the Territory B partnerships, which were jointly owned by BMS and Sanofi. Sanofi recognized its share of profits and losses within the line item Share of profit/(loss) from investments accounted for using the equity method.
On February 28, 2020, Sanofi purchased all BMS’s interests (50.1%) in each of the Territory B partnerships for a cumulative purchase price of $12 million. Following a transition period, Sanofi has been commercializing Plavix® under its own label since July 1, 2020.